The following Form of Amendment to Securities Purchase Agreement was entered into with the following individuals and entities in July 2000 as follows:

Individual / Entity             Shares Purchased             Purchase Price ($)
------------------------------- ---------------------------- ----------------------------
Alan B. Snyder                  375,000                      375,000
------------------------------- ---------------------------- ----------------------------
Alan B. Snyder, IRA             125,000                      125,000
------------------------------- ---------------------------- ----------------------------
O.T. Finance, SA                54,375                       54,375
------------------------------- ---------------------------- ----------------------------
Merl Trust                      43,125                       43,125
------------------------------- ---------------------------- ----------------------------
The  Lucien I. Levy  Revocable  17,500                       17,500
Living Trust
------------------------------- ---------------------------- ----------------------------
The  Elvire   Levy   Revocable  10,000                       10,000
Living Trust
------------------------------- ---------------------------- ----------------------------



                              FORM OF AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

         THIS AMENDMENT TO SECURITIES PURCHASE AGREEMENT (the "Amendment"), is made and entered into as of July 17, 2000, by and among VDC COMMUNICATIONS, INC., a Delaware corporation ("VDC") and .

                                    RECITALS:

         WHEREAS, the parties hereto have entered into a Securities Purchase Agreement, dated June 28, 2000 (the "Purchase Agreement");


         WHEREAS, the parties hereto desire to amend the Purchase Agreement in the manner set forth herein effective as of the date hereof; and


         WHEREAS, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Purchase Agreement.


         NOW, THEREFORE, in consideration of the foregoing premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Purchase Agreement is hereby amended as follows:


1. The Purchase Agreement is hereby amended to provide that the price per share is $1.00. Additionally, the last sentence of Section 1 of the Purchase Agreement is amended to read: "If the Santa Fe Fee is paid to Santa Fe, fifty percent (50%) of the Santa Fe Fee shall be paid to Santa Fe in shares of Company Common Stock valued at $1.00 per share."

2. The signature page of the Purchase Agreement is hereby amended to provide for the purchase of Shares at $1.00 per share for a total Purchase Price of $ .

3. Except as otherwise set forth herein, the terms of the Purchase Agreement shall remain in full force and effect.

4. This Amendment may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first written above.

                                          VDC COMMUNICATIONS, INC.

                                          By:
                                             -----------------------------------
                                               Frederick A. Moran
                                               Chairman & CEO

                                          Purchaser:

                                          --------------------------------------